Exhibit 99.1

Page
Morada Ranch

Independent Auditors’ Report	F-1

Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010 (Audited) and nine months ended September 30, 2011 (Unaudited)	F-2

Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010 (Audited) and nine months ended September 30, 2011 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2011 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Morada Ranch, located in Stockton, California (the “Property”) for the year ended December 31, 2010 (the “financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF

New York, New York
November 28, 2011

MORADA RANCH
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2010	Nine Months Ended September 30, 2011 (Unaudited)
Revenues
Rental income (note 4)	$2,420	$1,784
Other income	3	—
Total revenues	2,423	1,784

Certain Expenses
Utilities	31	24
Repairs, maintenance, and supplies	200	118
Real estate taxes	132	99
Insurance	6	6
Total expenses	369	247

Excess of revenues over certain expenses	$2,054	$1,537

    See accompanying notes to statement of revenues and certain expenses.

MORADA RANCH
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2010 (AUDITED) AND
NINE MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)

1.	Business and Organization

Morada Ranch (the “Property”) is a shopping center located in Stockton, California.  The Property was owned by Evergreen Commercial et al. (“Seller”).  The Property, which is anchored by one tenant, has an aggregate gross rentable area of approximately 101,842 square feet.  The anchor tenant occupies approximately 66,000 square feet.

On May 20, 2011, the Property was acquired by ROIC California, LLC (“Buyer”), a wholly-owned subsidiary of Retail Opportunity Investments Corp. (the “Company”).

2.	Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.	Subsequent Events

The Company has evaluated subsequent events through November 28, 2011, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

4.	Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2010, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2011	$2,016,172
2012	1,865,832
2013	1,843,400
2014	1,859,463
2015	1,875,821
Thereafter	15,275,744
$24,736,432

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase of $109,500 and $4,500 in rental income for the year ended December 31, 2010 and the nine months ended September 30, 2011, respectively.

5.	Commitments and Contingencies

None.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of the property known as Morada Ranch (the “Property”) on January 1, 2010.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2010 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ending September 30, 2011. The pro forma consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2010; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Morada Ranch (6)	Company Pro Forma
Revenue

Base rents	$26,441	$811	$27,252
Recoveries from tenants	6,945	82	7,027
Mortgage interest	1,704	-	1,704
Total revenues	35,090	893	35,983

Operating expenses
Property operating	5,284	77	5,361
Property taxes	3,562	51	3,613
Depreciation and amortization	14,661	365	15,026
General & Administrative Expenses	7,253	-	7,253
Acquisition transaction costs	1,776	-	1,776
Total operating expenses	32,536	493	33,029

Operating income	2,554	400	2,954
Non-operating income (expenses)
Interest expense	(3,733)	-	(3,733)
Gain on bargain purchase	9,449	-	9,449
Equity in earnings from unconsolidated joint ventures	1,138	-	1,138
Interest income	15	-	15
Net income attributable to Retail Opportunity Investments Corp.	$9,423	$400	$9,823

Pro forma weighted average shares outstanding
Basic:	41,929		41,929
Diluted:	41,997		41,997

Pro forma income per share
Basic and diluted:	$0.22		$0.23

Pro forma dividends per common share:	$0.27		$0.27

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Morada Ranch	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$12,381	$2,094	$97	(2)	$14,572
Recoveries from tenants	2,879	329	-		3,208
Mortgage interest	1,069	-	-		1,069
Total revenues	16,329	2,423	97		18,849

Operating expenses
Property operating	2,848	237	-		3,085
Property taxes	1,697	132	-		1,829
Depreciation and amortization	6,081	-	487	(3)	6,568
General & Administrative Expenses	8,381	-			8,381
Acquisition transaction costs	2,636	-	46	(4)	2,682
Total operating expenses	21,643	369	533		22,545

Operating (loss) income	(5,314)	2,054	(436)		(3,696)
Non-operating income (expenses)
Interest expense	(324)	-	(473	)(5)	(797)
Gain on bargain purchase	2,217	-	-		2,217
Equity in earnings from unconsolidated joint ventures	38	-	-		38
Interest income	1,109	-	-		1,109
Other income	1,873	-	-		1,873
Net (loss) income attributable to Retail Opportunity Investments Corp.	$(401)	$2,054	$(909)		$744

Pro forma weighted average shares outstanding – basic and diluted	41,582				41,582

Pro forma (loss) income per share
Basic and diluted:	$(0.01)				$0.02

Pro forma dividends per common share:	$0.18				$0.18

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Statement of Operations

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2010 and the nine months ended September 30, 2011.

2.	Reflects the pro forma adjustment of $97 for the year ended December 31, 2010, to record operating rents on a straight-line basis beginning January 1, 2010.

3.
Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning period presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	Year Ended December 31, 2010 Depreciation Expense

Building	39 years	$487

4.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

5.	Reflects the pro forma adjustment to interest expense to assume the acquisition has been made on January 1, 2010.

6.	Reflects the operating results for the period January 1, 2011 to May 19, 2011.